EXHIBIT 32.2

CERTIFICATION OF ACTING TREASURER/CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jacqulyn Wine, Acting Treasurer/Chief Financial Officer of International Star, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in this Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2007, fairly presents, in all material respects, the financial condition and results of operations of International Star, Inc.

August 17, 2007	/s/ Jacqulyn Wine
Jacqulyn Wine
Acting Treasurer/Chief Financial Officer